EXHIBIT 99.1

           Navigant Consulting Announces Third Quarter 2003 and Year-to-Date Financial Results

    CHICAGO--(BUSINESS WIRE)--Oct. 21, 2003--Navigant Consulting, Inc.
(NYSE:NCI):

    Third quarter and year-to-date highlights

    -- Quarterly revenues of $81.4 million, an increase of 22 percent compared to the third quarter of 2002, and EBITDA of $12.7 million, an increase of 43 percent compared to the third quarter of 2002.

    -- Third quarter EPS of $0.13 per share compared to $0.09 per share in both the third quarter of 2002 and the second quarter of 2003. EPS for the nine months was $0.29, an increase of 71 percent from $0.17 per share for the same period of 2002.

    -- Nine-month revenues of $236.6 million, a 26 percent increase over the comparable 2002 period, and EBITDA for the nine-month period of $30.2 million, a 62 percent increase over the comparable 2002 period.

    Navigant Consulting, Inc. (NYSE:NCI), an independent consulting firm providing specialized professional services to assist clients in identifying practical solutions to the challenges of uncertainty and risk, today announced third quarter 2003 and nine-month year-to-date financial results.

    Financial Results

    Revenues for the third quarter of 2003 were $81.4 million, consistent with revenues during the second quarter of 2003, and a 22 percent increase from $66.6 million in the third quarter of 2002. Third quarter revenues in the Financial & Claims practice were $62.6 million, an increase of 36 percent from $46.2 million in the third quarter of 2002. Third quarter revenues in the Energy practice were $18.8 million, essentially level with the second quarter's $19.1 million and down from $20.4 million in the third quarter of 2002.
    EBITDA in the third quarter of 2003 was $12.7 million, a 43 percent increase from $8.9 million in the third quarter of 2002, and an increase of 33 percent from $9.5 million in the second quarter of 2003. Third quarter 2003 diluted EPS was $0.13 per share, up from $0.09 per share in the both the third quarter of 2002 and the second quarter of 2003.
    "We were very pleased with our third quarter results," stated William M. Goodyear, Chairman and Chief Executive Officer of Navigant Consulting. "Our financial results reflect excellent breadth and depth across all the Company's service offerings and industry verticals. We expect that diversity to continue to benefit the Company's results."

    Nine-Month Financial Results

    Revenues for the nine months ended September 30, 2003 were $236.6 million, a 26 percent increase compared to 2002 nine-month revenues of $188.2 million. EBITDA for the nine-month period was $30.2 million, up 62 percent from $18.7 million for the comparable 2002 period. EPS for the nine months was $0.29 per share, an increase of 71 percent from $0.17 per share for the same period in 2002.

    Business Metrics

    Company-wide consulting personnel utilization in the third quarter was 70 percent, up from 66 percent in the third quarter of 2002 and down from 75 percent during the second quarter of 2003. The quarter-to-quarter decrease reflects normal seasonality and the combined impact of Hurricane Isabel and the August blackout in the Northeast. Annualized revenue per consultant continued its year over year improvement, increasing to $342,000 from $255,000 in the second quarter of 2002. Average billable consultant headcount for the 2003 third quarter was 939, compared to 940 for the second quarter of 2003. Year-to date voluntary attrition was 17.6 percent as compared to 15.9 percent in the first half of 2003. The Company ended the quarter with $12.7 million in cash, with no borrowings under its recently amended $75.0 million unsecured revolving credit facility. Days sales outstanding as of September 30, 2003 were 79 days, compared to 77 days as of June 30, 2003, and 87 days as of September 30, 2002.

    Bookman-Edmonston Divestiture

    On September 26, 2003, the Company completed the divestiture of Bookman-Edmonston, the Company's water resources practice, to GEI Consultants. As part of the agreement, Navigant Consulting and GEI Consultants have signed a co-marketing agreement to leverage the expert services from both companies to jointly pursue opportunities to assist energy and water resource clients in addressing their business and regulatory issues.

    Enhancement of Bank Line of Credit

    As announced on October 7, the Company executed an amendment to its revolving credit agreement, increasing its line of credit from $50 million to $75 million, with the option to increase the line of credit amount up to $100 million over the term of the commitment. The facility, which is with LaSalle Bank, N.A., a subsidiary of ABN AMRO Bank N.V., and U.S. Bank, is unsecured and expires in October 2005, but can be extended an additional two years. "Considering the growth of the Company's operations, as well as our desire to have the financial flexibility to pursue selective acquisitions, it was important to expand our borrowing capacity and access to additional funding sources," stated Ben W. Perks, Executive Vice President and Chief Financial Officer.

    Webcast of the Management's presentation of Third Quarter 2003
Results

    A live webcast of management's presentation of the Company's third quarter results will be available on the Company's website, www.navigantconsulting.com. To access the call, click the Investor Relations section and select Conference Calls. This webcast will be available until 5:00 p.m., ET, February 11, 2004.

    About Navigant Consulting

    Navigant Consulting, Inc. (NYSE:NCI) is a specialized independent consulting firm providing litigation, financial, restructuring, energy and operational consulting services to government agencies, legal counsel and large companies facing the challenges of uncertainty, risk, distress and significant change. The Company focuses on industries undergoing substantial regulatory or structural change and on the issues driving these transformations. "Navigant" is a service mark of Navigant International, Inc. Navigant Consulting, Inc. (NCI) is not affiliated, associated, or in any way connected with Navigant International, Inc. and NCI's use of "Navigant" is made under license from Navigant International, Inc. More information about Navigant Consulting can be obtained on the Company's website address, www.navigantconsulting.com.

    Except as set forth below, statements included in this press release, which are not historical in nature, are intended to be, and are hereby identified as, "forward-looking statements" as defined within the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by words including "anticipate," "believe," "intends," "estimates," "expect" and similar expressions. The Company cautions readers that forward-looking statements, including without limitation, those relating to the Company's future business prospects, revenues, working capital, liquidity, income and margins, are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements, due to several important factors, including those identified from time to time in the Company's reports filed with the SEC. Such risk factors include, but are not limited to: acquisitions and acquisitions under consideration, follow-on offerings, revenues and financial estimates, significant client assignments, recruiting, attrition and new business solicitation efforts, judicial proceedings, regulatory changes and general economic conditions.


              NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF OPERATIONS
                 (In thousands, except per share data)
                              (Unaudited)

                                       For the three months ended
                                  ------------------------------------
                                  September 30, June 30, September 30,
                                      2003        2003       2002
                                  ------------------------------------
Revenues before reimbursements       $70,807   $69,882      $58,160
Reimbursements                        10,569    11,567        8,441
                                  ------------------------------------
  Total revenues                      81,376    81,449       66,601

Cost of services before
 reimbursable expenses                40,326    39,078       34,954
Reimbursable expenses                 10,569    11,567        8,441
                                  ------------------------------------
  Cost of services                    50,895    50,645       43,395
Stock-based compensation expense
 (credit)                              1,860     4,527       (1,527)
General and administrative
 expenses                             15,890    16,737       15,794
                                  ------------------------------------
  Earnings before interest, taxes,
   depreciation and amortization
   (EBITDA)                           12,731     9,540        8,939
Depreciation                           1,642     2,291        1,916
Amortization                             495       495          449
                                  ------------------------------------
  Operating income                    10,594     6,754        6,574
Other income (expense), net               87       (70)         (43)
                                  ------------------------------------
Income before income tax expense      10,681     6,684        6,531
Income tax expense                     4,559     2,680        2,592
                                  ------------------------------------
  Net income                          $6,122    $4,004       $3,939
                                  ====================================

Net income per diluted share           $0.13     $0.09        $0.09
                                  ====================================
Shares used in computing net
 income per diluted share             47,330    46,550       42,583

% of revenues before
 reimbursements
----------------------------------
Consulting service expenses before
 reimbursable expenses                  57.0%     55.9%        60.1%
Reimbursable expenses                   14.9%     16.6%        14.5%
General and administrative
 expenses                               22.4%     24.0%        27.2%

EBITDA                                  18.0%     13.7%        15.4%
Operating income                        15.0%      9.7%        11.3%
Net income                               8.6%      5.7%         6.8%

Total revenues by business
 segment:
----------------------------------
  Financial & Claims                 $62,558   $62,384      $46,187
  Energy & Water                      18,818    19,065       20,414
                                  ------------------------------------
Total revenues                       $81,376   $81,449      $66,601
                                  ====================================


              NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
                 CONSOLIDATED STATEMENT OF OPERATIONS
                 (In thousands, except per share data)
                              (Unaudited)

                                            For the nine months ended
                                           ---------------------------
                                           September 30, September 30,
                                               2003          2002
                                           ---------------------------
Revenues before reimbursements                $204,713     $165,607
Reimbursements                                  31,876       22,579
                                           ---------------------------
  Total revenues                               236,589      188,186

Cost of services before reimbursable
 expenses                                      117,838      100,405
Reimbursable expenses                           31,876       22,579
                                           ---------------------------
  Cost of services                             149,714      122,984
Stock-based compensation expense                 8,099        1,669
General and administrative expenses             48,553       44,827
                                           ---------------------------
 Earnings before interest, taxes,
  depreciation and amortization (EBITDA)        30,223       18,706
Depreciation                                     5,634        5,754
Amortization                                     1,485        1,235
                                           ---------------------------
  Operating income                              23,104       11,717
Other income,  net                                 189           63
                                           ---------------------------
Income before income tax expense                23,293       11,780
Income tax expense                               9,661        4,721
                                           ---------------------------
  Net income                                   $13,632       $7,059
                                           ===========================

Net income per diluted share                     $0.29        $0.17
                                           ===========================

Shares used in computing net income per
 diluted share                                  46,710       41,690

% of revenues before reimbursements:
-------------------------------------------
Consulting service expenses before
reimbursable expenses                             57.6%        60.6%
Reimbursable expenses                             15.6%        13.6%
General and administrative expenses               23.7%        27.1%
EBITDA                                            14.8%        11.3%
Operating income                                  11.3%         7.1%
Net income                                         6.7%         4.3%

Total revenues by business segment:
-------------------------------------------
  Financial & Claims                          $181,427     $133,519
  Energy & Water                                55,162       54,667
                                           ---------------------------
Total revenues                                $236,589     $188,186
                                           ===========================


              NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
        CONDENSED CONSOLIDATED BALANCE SHEETS AND SELECTED DATA
                    (In thousands, except DSO data)
                              (Unaudited)

                     September 30, June 30, December 31, September 30,
Assets                   2003        2003       2002         2002
----------------------------------------------------------------------
Cash and cash
 equivalents             $12,697   $7,417      $8,109       $6,607
Trade accounts
 receivable, net          73,892   73,671      61,693       66,037
Prepaid and other
 assets                    6,041    7,966       8,599       10,652
                      ------------------------------------------------
  Total current assets    92,630   89,054      78,401       83,296

Property and
 equipment, net           19,308   19,242      18,124       19,881
Intangible assets, net    97,230   97,724      97,372       92,800
Other non-current
 assets, net               8,087    8,080       7,307        4,280
                      ------------------------------------------------
  Total assets          $217,255 $214,100    $201,204     $200,257
                      ================================================

Liabilities and
 Stockholders' equity
----------------------
Bank borrowings               $0   $8,500      $6,500      $11,100
Current liabilities       42,779   44,738      45,991       44,373
Other liabilities          1,258    4,583       4,418        2,178
Stockholders' equity     173,218  156,279     144,295      142,606
                      ------------------------------------------------

  Total liabilities
   and stockholders'
   equity               $217,255 $214,100    $201,204     $200,257
                      ================================================

Selected Data

Days sales
 outstanding, net
 (DSO)(a)                79 days  77 days     77 days      87 days
                      ================================================

(a) Includes deferred revenue.


              NAVIGANT CONSULTING, INC. AND SUBSIDIARIES
               SELECTED PRO FORMA OPERATING INFORMATION
                 (In thousands, except per share data)
                              (Unaudited)

                                       For the three months ended
                                  ------------------------------------
                                  September 30, June 30, September 30,
                                      2003        2003       2002
                                  ------------------------------------

Operating income                      $10,594   $6,754        $6,574

Add back:
----------------------------------
Depreciation                            1,642    2,291         1,916
Amortization                              495      495           449
                                  ------------------------------------

Earnings before interest, taxes,
 depreciation and amortization
 (EBITDA)                             $12,731   $9,540        $8,939

Add (deduct):
----------------------------------
Stock-based compensation expense
----------------------------------
Restricted stock / units expense        1,598    1,797           (73)
Variable accounting option expense        262    2,730        (1,454)
                                  ------------------------------------

Pro forma EBITDA                      $14,591  $14,067        $7,412
                                  ====================================

Pro forma EBITDA as a percentage
 of revenues before reimbursements       20.6%    20.1%         12.7%


Net income per diluted share            $0.13    $0.09         $0.09

Add (deduct):
----------------------------------

Impact on diluted EPS of stock-
 based compensation expense, net
 of tax                                 $0.02    $0.05        ($0.02)
                                  ------------------------------------

Pro forma net income per diluted
 share                                  $0.15    $0.14         $0.07
                                  ====================================


                                            For the nine months ended
                                           ---------------------------
                                           September 30, September 30,
                                               2003          2002
                                           ---------------------------

Operating income                               $23,104       $11,717

Add back:
-------------------------------------------
Depreciation                                     5,634         5,754
Amortization                                     1,485         1,235
                                           ---------------------------

Earnings before interest, taxes,
 depreciation and amortization (EBITDA)        $30,223       $18,706

Add (deduct):
-------------------------------------------
Stock-based compensation expense
-------------------------------------------
Restricted stock / units expense                 5,292         1,307
Variable accounting option expense               2,807           362
                                           ---------------------------

Pro forma EBITDA                               $38,322       $20,375
                                           ===========================

Pro forma EBITDA as a percentage of
 revenues before reimbursements                   18.7%         12.3%


Net income per diluted share                     $0.29         $0.17

Add (deduct):
-------------------------------------------

Impact on diluted EPS of stock-based
 compensation expense, net of tax                $0.11         $0.02
                                           ---------------------------

Pro forma net income per diluted share           $0.40         $0.19
                                           ===========================


                       NAVIGANT CONSULTING, INC.
           STOCK-BASED COMPENSATION EXPENSE FOR THE PERIODS
                  Estimates as of September 30, 2003
                             (in millions)

                        -----------------------------  Act. Act. Act.
                              2002 Actual        Year  2003 2003 2003
                        ------------------------
                          Q1    Q2    Q3    Q4   2002   Q1   Q2   Q3
                        ---------------------------------------------
Value Sharing Retention
 Program ("VSRP")
 (Note 1)                $0.7  $0.7 ($0.1) $0.5  $1.8  $0.5 $0.5 $0.3

Management Stock Purchase
 Program ("MSPP")
 (Note 2)                 N/A   N/A   N/A   0.4   0.4   0.7  0.7  0.7

Tender offer (Note 3)     0.0   0.0   0.0   0.4   0.4   0.6  0.6  0.6
                        ---------------------------------------------

Total restricted stock /
 units expense           $0.7  $0.7 ($0.1) $1.3  $2.6  $1.8 $1.8 $1.6

Variable accounting
 option expense (Note 4)  1.2   0.6  (1.4)  0.2   0.6  (0.1) 2.7  0.3

Cash repurchase of
 options                  0.0   0.0   0.0   0.2   0.2   0.0  0.0  0.0
                        ---------------------------------------------


Total stock-based
 compensation expense    $1.9  $1.3 ($1.5) $1.7  $3.4  $1.7 $4.5 $1.9
                        =============================================

                                               Est.  Est.  Est.  Est.
                                                    ------------------
                                               2003  Year  Year  Year
                                                Q4   2003  2004  2005
                                              ------------------------
Value Sharing Retention Program ("VSRP")
(Note 1)                                       $0.0  $1.3  $0.0  $0.0

Management Stock Purchase Program ("MSPP")
 (Note 2)                                       0.7   2.8   2.8   1.8

Tender offer (Note 3)                           0.3   2.1   0.8   0.5
                                              ------------------------


Total restricted stock / units expense         $1.0  $6.2  $3.6  $2.3


Variable accounting option expense (Note 4)     TBD   TBD   TBD   TBD

Cash repurchase of options                      0.0   0.0   0.0   0.0
                                              ------------------------


Total stock-based compensation expense          TBD   TBD   TBD   TBD
                                              ========================


Note 1 Restricted shares granted as a part of the Value Sharing
       Retention Program (VSRP), which was initiated in 2000.

Note 2 These amounts represent the expense related to restricted shares and restricted share units to be issued in future accounting periods. These shares are a part of the Management Stock Purchase Program (MSPP), which was initiated in the fourth quarter of 2002. There are certain business performance events, which occurred in the third quarter of 2003, resulting in accelerating the vesting of a 20% installment of the shares included in the matching provision of the employee agreements.

Note 3 This expense relates to restricted shares granted as a part of a tender offer in the third quarter of 2002. These restricted shares replace options, which were subject to variable accounting. This variable accounting treatment resulted in the Company recording income or (expense) on the options equal to the difference between the grant price and the market price as of the quarter end.

Note 4 Certain shares issued in the second and third quarters of 2000 are subject to variable accounting expense. As such, the Company records an expense for the difference between the grant price and the quarter end stock price. As of September 30, 2003, there are approximately 311,000 shares subject to variable accounting expense. The Company's stock price as of September 30, 2003 was $12.31.


    CONTACT: Navigant Consulting, Inc.
             Ben W. Perks, 312-573-5630
             Andrew J. Bosman, 312-573-5631